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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ___________________________


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (date of earliest event reported): February 19, 2004


                             MATRIA HEALTHCARE, INC.



       Delaware                 0-20619                  58-2205984
(State of Incorporation)    SEC File Number    (IRS Employer Identification No.)




                               1850 Parkway Place
                               Marietta, GA 30067
          (Address, including zip code, of principal executive offices)

        Registrant's telephone number, including zip code (770) 767-4500

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

        (c)   Exhibits.

        99.1 Press Release dated February 19, 2004, with respect to Matria's financial results for the fourth quarter and year ended December 31, 2003.

Item 12.       Results of Operations And Financial Condition

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On February 19, 2004, Matria Healthcare, Inc. ("Matria") issued a press release (the "Press Release") announcing its 2003 consolidated financial results for the fourth quarter and year ended December 31, 2003. The Press Release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Matria's Annual Report on Form 10-K. A copy of the Press Release is attached hereto as Exhibit 99.1.

     In addition to discussing Matria's consolidated financial results as determined by generally accepted accounting principles ("GAAP"), the Press Release discloses earnings before interest, taxes, depreciation and amortization ("EBITDA"), a non-GAAP financial measure. Matria's management considers EBITDA an important indicator of the operational strength and performance of its business. Management also believes that EBITDA provides useful information to investors, lenders, financial analysts and rating agencies, who have historically used EBITDA measures, along with other measures, to estimate the value of a company, to make informed investment decisions and evaluate performance. EBITDA facilitates comparisons of our results of operations with those of companies having different capital structures.

     In addition, this Press Release discloses a non-GAAP financial measure referred to as "Adjusted EBITDA," which removes from EBITDA the effects of certain special items. Such special items, which are detailed in the Press Release, occur occasionally in the Company's business, but will vary in size and frequency. Management believes that Adjusted EBITDA provides investors with useful information because the items that are excluded relate to events that resulted in a significant impact during the periods indicated and occur in varied amounts and with unpredictable frequency. Matria's debt obligations include certain financial covenants that include EBITDA and adjustments to EBITDA for special items.

     Additionally, this Press Release discloses diluted earnings per common share excluding special items. This non-GAAP financial measure is presented to remove the effect of certain special items for the same reasons as reflected in Adjusted EBITDA.

     The Press Release contains a reconciliation of EBITDA and Adjusted EBITDA to net earnings, the most comparable GAAP measure, and diluted earnings per common share excluding special items to diluted earnings per common share.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MATRIA HEALTHCARE, INC.



                                    By: /s/ Parker H. Petit
                                            ---------------
                                            Parker H. Petit
                                            Chairman and Chief Executive Officer

Date:  February 19, 2004

                                  EXHIBIT INDEX


Exhibit
Number       Description of Exhibits


99.1 Press Release, dated February 19, 2004, with respect to Matria's financial results for the fourth quarter and year ended December 31, 2003.